                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

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
      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12
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                        ASYMETRIX LEARNING SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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
/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------
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                   [LOGO]                                         [LOGO]
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November 10, 1999
To Our Stockholders:

You are cordially invited to attend a special meeting of stockholders of Asymetrix Learning Systems, Inc. to be held at Asymetrix's headquarters, 110 - 110th Avenue NE, Bellevue, Washington, on November 23, 1999, at
10:00 a.m., pacific daylight time. The matter expected to be acted upon at the meeting is a proposal to change our name to CLICK2LEARN.COM, INC. This proposal is described in detail in the accompanying notice of meeting of stockholders and proxy statement.

Please use this opportunity to take part in Asymetrix's affairs by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE PRIOR TO THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person. If you do plan to attend the meeting in person, please mark the appropriate box on the enclosed proxy so that we can plan appropriately for the meeting.

We hope to see you at the meeting.

Sincerely,

/s/ Jim Billmaier

James A. Billmaier
Chief Executive Officer

                        ASYMETRIX LEARNING SYSTEMS, INC.
                             110 - 110TH AVENUE NE
                           BELLEVUE, WASHINGTON 98004

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Our Stockholders:

    NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Asymetrix Learning Systems, Inc. will be held at Asymetrix's headquarters, 110 - 110th Avenue NE, Bellevue, Washington on November 23, 1999, at 10:00 a.m. pacific daylight time.

    At the meeting, you will be asked to consider and vote upon the following matters:

1. To amend Asymetrix's certificate of incorporation to change its name to "CLICK2LEARN.COM, INC."

2. To transact other business as may properly come before the meeting or any adjournment.

    The proposal is more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on October 15, 1999 are entitled to notice of and to vote at the meeting or any adjournment.

                                          By Order of the Board of Directors

                                          /s/ Jim Billmaier

                                          James A. Billmaier

                                          Chief Executive Officer

Bellevue, Washington
November 10, 1999

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                        ASYMETRIX LEARNING SYSTEMS, INC.
                             110 - 110TH AVENUE NE
                           BELLEVUE, WASHINGTON 98004
                                PROXY STATEMENT

                               November 10, 1999

The accompanying proxy is solicited on behalf of the board of directors of Asymetrix Learning Systems, Inc., a Delaware corporation, for use at the special meeting of stockholders of Asymetrix to be held at its headquarters, 110 - 110th Avenue NE, Bellevue, Washington 98004, on Tuesday, November 23, 1999, at 10:00 a.m., pacific daylight time. This proxy statement and the accompanying form of proxy were first mailed to stockholders on or about November 10, 1999.

RECORD DATE AND QUORUM

    Only holders of record of Asymetrix's common stock at the close of business on October 15, 1999, or the record date, are entitled to vote at the meeting. A majority of the shares outstanding on the record date will constitute a quorum for the transaction of business at the meeting.

OUTSTANDING SHARES

    At the close of business on the record date, Asymetrix had 14,739,651 shares of common stock outstanding and entitled to vote that were held of record by approximately 320 stockholders. Asymetrix has been informed that there are approximately 4,800 beneficial owners of its common stock.

VOTING RIGHTS AND REQUIRED VOTE

    Holders of Asymetrix's common stock are entitled to one vote for each share held as of the record date. Shares of common stock may not be voted cumulatively. In the event that a broker, bank, custodian, nominee or other record holder of Asymetrix common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, or a broker non-vote, then those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining whether or not a quorum is present at the meeting.

    Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of common stock and broker non-votes and abstentions have the effect of a vote against the proposal.

    All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative votes, negative votes, abstentions and broker non-votes on the proposal.

VOTING OF PROXIES

    The proxy accompanying this proxy statement is solicited on behalf of the board of directors for use at the meeting and any adjournment. You are requested to complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope or otherwise mail it to Asymetrix. All executed, returned proxies that are not revoked will be voted according to the instructions contained in the proxy card. Returned signed proxies that give no instructions as to how they should be voted will be counted as votes "for" the proposal. So far as is known to the board, no other matters are to be brought before the meeting. However, as to any business that may properly come before the meeting, it is intended that proxies in the form enclosed will be voted according to the judgment of the persons holding the proxies.

    In the event that sufficient votes in favor of the proposal are not received by the date of the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitations of proxies. Any adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the meeting.

    The expenses of soliciting proxies in the enclosed form will be paid by Asymetrix. Following the original mailing of the proxies and other soliciting materials, Asymetrix will request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and to request authority for the exercise of proxies. In these cases, Asymetrix, upon the request of the record holders, will reimburse the holders for their reasonable expenses.

    Proxies may also be solicited by Asymetrix's directors, officers and regular employees, without additional compensation, in person or by telephone.

REVOCABILITY OF PROXIES

    Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the meeting or at the meeting prior to the vote. A proxy may be revoked by written notice delivered to Asymetrix stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the meeting, or by attendance at the meeting and voting in person. Please note that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the meeting, the stockholder must bring to the meeting a letter from the broker, bank or other nominee confirming the stockholder's beneficial ownership of the shares and that broker, bank or other nominee is not voting the shares.

                                  PROPOSAL TO
                     APPROVE AN AMENDMENT TO CERTIFICATE OF
                   INCORPORATION TO EFFECTUATE A NAME CHANGE

    In July 1999, Asymetrix introduced its click21earn.com Internet learning portal. As a result, Asymetrix has determined that it will be in its best interests to change its own name to reflect its new focus on its click21earn.com Internet learning portal, as well as the integration of Asymetrix's existing products and services with the learning portal. By approving this proposal, the stockholders will authorize the board to amend its certificate of incorporation to reflect this name change. The amendment to the certificate of incorporation will take the following form:

    "Article I is replaced with a new Article I--The name of this corporation is CLICK2LEARN.COM, INC."

    The board believes it to be in the best interest of Asymetrix to change its name, in any event, to more closely reflect its current business objectives.

    Management expects the formal implementation of the name change with the Delaware Secretary of State to be completed by the end of December 1999 after stockholder approval; however, transitional uses of the "Asymetrix" name by Asymetrix may continue for several months in order to minimize the risk of customer confusion. There will be no adverse tax consequences associated with this name change. Implementation costs during fiscal year 1999 are not expected to be material. Even if this proposal is not approved by the stockholders, Asymetrix expects to utilize this new name and variations of it as a brand name, to seek trademark protection for such names and to do business under this name in various jurisdictions for the reasons referred to above.

             THE BOARD RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information known to Asymetrix with respect to the beneficial ownership of Asymetrix's common stock as of October 15, 1999.

    - each person who is known by Asymetrix to own beneficially more than 5% of Asymetrix's common stock;

    - each director of Asymetrix;

    - Asymetrix's chief executive officer and its other four most highly compensated executive officers during 1998; and

    - all directors and executive officers of Asymetrix as a group.

    Percentage ownership is based on 16,205,926 shares which includes 14,739,651 shares outstanding as of October 15, 1999, and 1,466,275 shares issuable upon conversion of the Series A Convertible Preferred Stock, assuming conversion of such preferred stock into the maximum possible number of shares of common stock. Shares of common stock subject to options and warrants currently exercisable or exercisable within 60 days of October 15, 1999 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person.

    Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

                                        NUMBER OF SHARES    PERCENTAGE OF COMMON STOCK
NAME OF BENEFICIAL OWNER               BENEFICIALLY OWNED       BENEFICIALLY OWNED
------------------------               ------------------   --------------------------
Paul G. Allen (1)....................       6,898,606                 41.58%
Marshall Capital Management, Inc.
  (2)................................       1,460,411                  8.70
James A. Billmaier (3)...............         543,749                  3.25
Kevin M. Oakes (4)...................         519,811                  3.21
John D. Atherly (5)..................         105,073                     *
Steven Martino (6)...................         104,683                     *
John M. Kellum (7)...................          98,933                     *
Bert Kolde (8).......................          95,000                     *
Joseph DiNucci (9)...................          72,916                     *
Ronald S. Posner (10)................          43,750                     *
Shelley Harrison, Ph.D. (11).........           6,066                     *
Sally Narodick (12)..................           1,250                     *
All officers and directors as a group
  (13 persons) (13)..................      10,035,337                 54.92

------------------------

  * Less than 1% of Asymetrix's outstanding common stock

 (1) Includes 387,096 shares subject to a warrant held of record by Vulcan Ventures, Inc., an entity controlled by Mr. Allen, and exercisable within 60 days of October 15, 1999. Also includes 586,510 shares issuable upon conversion of 4,000 shares of the Series A Convertible Preferred Stock held of record by Vulcan Ventures, Inc., assuming conversion of such preferred stock into the maximum possible number of shares of common stock.
     Mr. Allen's address is: Paul Allen, c/o Vulcan Ventures, Inc., 110-110th Avenue NE, Bellevue, Washington 98004.

 (2) Includes 580,646 shares subject to a warrant exercisable within 60 days of October 15, 1999. Also includes 879,765 shares issuable upon conversion of 6,000 shares of the Series A Convertible Preferred Stock, assuming conversion of such preferred stock into the maximum possible number of shares of common stock. Marshall Capital Management, Inc.'s address is:
     Credit Suisse First Boston, c/o Allan Weine, 41st Floor, 227 West Monroe Street, Chicago, Illinois 60606.

 (3) Represents shares subject to stock options exercisable within 60 days of October 15, 1999. Mr. Billmaier is the Chief Executive Officer and a director of Asymetrix.

 (4) Includes 9,343 shares subject to stock options exercisable within 60 days of October 15, 1999. Mr. Oakes is President and Chief Learning Officer and a director of Asymetrix.

 (5) Includes 104,998 shares subject to stock options exercisable within 60 days of October 15, 1999. Mr. Atherly is Vice President, Finance and Administration and Chief Financial Officer of Asymetrix.

 (6) Represents shares subject to stock options exercisable within 60 days of October 15, 1999. Mr. Martino is Vice President and General Manager, Learning Services of Asymetrix.

 (7) Includes 84,683 shares subject to stock options exercisable within 60 days of October 15, 1999. Mr. Kellum is Vice President and General Manager, Online Learning Products of Asymetrix.

 (8) Represents shares subject to stock options exercisable within 60 days of October 15, 1999. Mr. Kolde is Chairman of the Board of Asymetrix.

 (9) Includes 72,916 shares subject to options exercisable within 60 days of October 15, 1999. Mr. DiNucci is Executive Vice President and a director of Asymetrix.

 (10) Includes 3,750 shares subject to stock options exercisable within 60 days of October 15, 1999. Also includes 40,000 shares held of record by PS Capital, Inc. Mr. Posner is a principal of PS Capital, Inc. Mr. Posner disclaims beneficial ownership of shares held of record by PS
      Capital, Inc. except to the extent of his pecuniary interest therein.
      Mr. Posner is a director of Asymetrix.

 (11) Includes 5,000 shares subject to stock options exercisable within 60 days of October 15, 1999. Also includes 144 shares held of record by Dr. Harrison's spouse. Dr. Harrison is a director of Asymetrix.

 (12) Represents shares subject to options exercisable within 60 days of October 15, 1999. Ms. Narodick is a director of Asymetrix.

 (13) Represents the shares described in footnotes (3), (4), (5), (6), (7) and
      (9) plus an additional 85,089 shares beneficially owned by two other executive officers, of which 74,339 shares were subject to stock options exercisable within 60 days of October 15, 1999.

                                 OTHER BUSINESS

    The board does not presently intend to bring any other business before the meeting, and, so far as is known to the board, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect of additional matters according to the judgment of the persons voting proxies.

    Whether or not you plan to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares will be represented at the meeting.

                             STOCKHOLDER PROPOSALS

    Proposals of stockholders intended to be presented at Asymetrix's 2000 Annual Meeting of Stockholders must be received by Asymetrix at its principal executive offices no earlier than February 26, 2000 and no later than March 26, 2000 in order to be included in Asymetrix's Proxy Statement and form of proxy relating to that meeting, unless such meeting is held before April 25, 2000 or after July 24, 2000, in which case such proposals must be received by Asymetrix at its principal executive offices no earlier than the close of business on the 90th day prior to meeting date and no later than the later of (i) the close of business on the 60th day prior to the meeting date or (ii) the close of business on the 10th day following the day Asymetrix first makes a public announcement of the meeting date.

    Notwithstanding the foregoing, if the number of Class II directors to be elected at the meeting is increased and there is no public announcement by Asymetrix made before March 16, 2000 (or if such meeting is held before April 25, 2000 or after July 24, 2000, then before the 70th day prior to the meeting date) naming all of the nominees for Class II director or specifying the increased number of Class II directors to be elected at the meeting, then proposals for nominees for any new positions created by the increase in the number of Class II directors (but not proposals for any other business) must be received by Asymetrix at its principal executive offices no later than the close of business on the 10th following the day Asymetrix first makes a public announcement of increase in the number of Class II directors.

                                   PROXY
                     ASYMETRIX LEARNING SYSTEMS, INC.
            110-110TH AVENUE NE BELLEVUE, WASHINGTON 98004

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE NOVEMBER 23, 1999
      SPECIAL MEETING OF STOCKHOLDERS OF ASYMETRIX LEARNING SYSTEMS, INC.

     The undersigned hereby appoints John D. Atherly and Steven Esau and each of them as proxies, each with full powers of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Asymetrix Learning Systems, Inc. held of record by the undersigned on October 15, 1999, at the special meeting of stockholders of Asymetrix to be held on November 23, 1999, and at any continuations or adjournments. This proxy, when properly executed and returned in a timely manner, will be voted at the meeting and any adjournments or postponements in the manner described in this proxy. If no contrary indication is made, the proxy will be voted FOR the proposal, and according to the judgment of the persons named as proxies on any other matters that may properly come before the meeting.

             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                    PROMPTLY USING THE ENCLOSED ENVELOPE.
           (Continued and to be signed and dated on reverse side.)
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                -  SEE REVERSE SIDE, FOLD AND DETACH HERE  -

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                                                                            Please mark
                                                                            your votes   /X/
                                                                            as in this
                                                                             example.


                                                                            FOR  AGAINST  ABSTAIN
                            The board of directors unanimously recommends   / /    / /      / /
                            that you vote FOR the proposal to approve the
                            amendment to Asymetrix's certificate of
                            incorporation.

In accordance with their judgment, the proxies are authorized to vote upon any other matters as may properly come before the meeting or any adjournment or postponement.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THIS PROXY  / /
CARD AND RETURN IT PRIOR TO THE MEETING IN THE ENCLOSED ENVELOPE. PLEASE CHECK THE
FOLLOWING BOX IF YOU PLAN TO ATTEND THE MEETING IN PERSON SO ASYMETRIX CAN PLAN
APPROPRIATELY.

                                                      THIS PROXY MUST BE SIGNED EXACTLY AS YOUR
                                                      NAME APPEARS. IF MORE THAN ONE NAME APPEARS,
                                                      ALL PERSONS SO DESIGNATED SHOULD SIGN.
                                                      ATTORNEYS, EXECUTORS, ADMINISTRATORS,
                                                      TRUSTEES AND GUARDIANS SHOULD INDICATE THEIR
                                                      CAPACITIES. IF THE SIGNER IS A CORPORATION,
                                                      PLEASE PRINT FULL CORPORATE NAME AND
                                                      INDICATE CAPACITY OF DULY AUTHORIZED OFFICER
                                                      EXECUTING ON BEHALF OF THE CORPORATION. IF
                                                      THE SIGNER IS A PARTNERSHIP, PLEASE PRINT
                                                      FULL PARTNERSHIP NAME AND INDICATE CAPACITY
                                                      OF DULY AUTHORIZED PERSON EXECUTING ON
                                                      BEHALF OF THE PARTNERSHIP.

                                                      Signature: __________________________________
                                                      Date:            , 1999
                                                      Signature: __________________________________
                                                      Date:            , 1999
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                                  -  FOLD AND DETACH HERE  -
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